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                                  EXHIBIT 23.1



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                                                                    Exhibit 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Party City Corporation on Form S-8 of our report dated August 29, 2001 incorporated by reference in the Annual Report on Form 10-K of Party City Corporation for the fiscal year ended June 30, 2001.

/s/ Deloitte & Touche LLP

Parsipanny, New Jersey
December 11, 2001